UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2007

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

On May 10, 2007, Gilead Sciences Limited (GSL), one of the wholly-owned Irish subsidiaries of Gilead Sciences, Inc., a Delaware corporation (the Company), entered into an Addendum to Tenofovir Disoproxil Fumarate Manufacturing Supply Agreement (the Addendum) with PharmaChem Technologies (Grand Bahama) Ltd. (PharmaChem). The Addendum amends that certain Tenofovir Disoproxil Fumarate Manufacturing Supply Agreement by and between Gilead World Markets, Ltd. (GWM) and PharmaChem dated July 17, 2003 (the Original Agreement, and as amended, the Agreement). A novation was entered into by and among GWM, GSL and PharmaChem on June 14, 2004, to substitute GSL for GWM as a party to the Original Agreement.

Under the terms of the Addendum, GSL will be obligated to purchase certain minimum quantities of bulk tenofovir disoproxil fumarate, which is an active pharmaceutical ingredient in Truvada® (emtricitabine and tenofovir disoproxil fumarate), Atripla™ (efavirenz 600 mg/emtricitabine 200 mg/tenofovir disoproxil fumarate 300 mg) and Viread® (tenofovir disoproxil fumarate), from PharmaChem through 2010, unless the Agreement is earlier terminated. The Addendum also provided for the purchase by PharmaChem of certain key raw materials required for the manufacturing of tenofovir disoproxil fumarate from GSL.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
*10.1	Addendum to Tenofovir Disoproxil Fumarate Manufacturing Supply Agreement by and between Gilead Sciences Limited and PharmaChem Technologies (Grand Bahama) Ltd. dated May 10, 2007.

*	Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the Mark). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to Registrant’s Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan, Ph.D. Chief Operating Officer and Chief Financial Officer

Date: August 7, 2007

Exhibit Index

Exhibit Number	Description
*10.1	Addendum to Tenofovir Disoproxil Fumarate Manufacturing Supply Agreement by and between Gilead Sciences Limited and PharmaChem Technologies (Grand Bahama) Ltd. dated May 10, 2007.

*	Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the Mark). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to Registrant’s Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.